SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               ------------------


                         Date of Report: August 12, 2002
                        (Date of earliest event reported)


                                  OWENS CORNING
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                  1-3660                    34-4323452
 (State or Other Jurisdiction       (Commission               (IRS Employer
        of Incorporation)           File Number)           Identification No.)



                            One Owens Corning Parkway
                               Toledo, Ohio 43659
                    (Address of Principal Executive Offices)


                                 (419) 248-8000
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.           Financial Statements,  Pro  Forma  Financial  Information  and
                  Exhibits.

(c)  Exhibits.

Exhibit Number    Description
--------------    -----------

99                Statement Under  Oath of  Principal  Executive Officer,  dated
                  August 9, 2002.

99                Statement Under  Oath of  Principal  Financial Officer,  dated
                  August 12, 2002.


Item 9.           Regulation FD Disclosure

On August 12, 2002, each of the Principal Executive Officer, David T. Brown, and the Principal Financial Officer, Michael H. Thaman, of Owens Corning submitted to the Securities and Exchange Commission a sworn statement pursuant to Securities and Exchange Commission Order No. 4-460.

A copy of each of these statements is attached hereto as Exhibit 99.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                              OWENS CORNING


Date: August 12, 2002                               By: /s/ Charles E. Dana
                                                        ---------------------
                                                        Name:Charles E. Dana
                                                        Title:  Vice President -
                                                        Corporate Controller and
                                                        Global Sourcing

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

99                Statement Under  Oath of  Principal  Executive Officer,  dated
                  August 9, 2002.

99                Statement Under  Oath of  Principal  Financial Officer,  dated
                  August 12, 2002.